Exhibit 32.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
Pursuant to 18 U.S.C. Section 1350 as created by Section 906 of the Sarbanes-Oxley Act of 2002

I, David C. Rupert, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(i)
The Quarterly Report on Form 10-Q of Griffin-Benefit Street Partners BDC Corp. (the “Company”) for the quarterly period ended March 31, 2017 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(ii)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	May 10, 2017	By:	/s/ David C. Rupert
David C. Rupert Chief Executive Officer (Principal Executive Officer)